BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

Class A Shares (TIPRX), Class C Shares (TIPPX), Class I Shares (TIPWX),

Class L Shares (TIPLX) and Class M Shares (TIPMX) of Beneficial Interest

Principal Executive Offices

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

1-844-819-8287

Supplement dated July 8, 2020 to the Statement of Additional Information dated

February 1, 2020

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RREEF America L.L.C. (“RREEF”), a sub-advisor of Bluerock Total Income+ Real Estate Fund (the “Fund”), is a wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS”). DWS, is, in turn, an affiliate of Deutsche Bank AG (“DB”) due to, among other things, DB’s 79.49% ownership interest in DWS. Consistent with its fiduciary relationships with the Fund, RREEF continues to serve as a sub-advisor to the Fund, subject to oversight by Bluerock Fund Advisor, LLC, the Fund’s investment advisor.

On June 17, 2020, DB resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. This matter, which was resolved by the issuance of a federal court order that contained a permanent injunction, a civil monetary penalty, and other equitable relief (“Consent Order”), involved conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory activities of RREEF. Nevertheless, due to RREEF’s affiliation with DB, under the provisions of the Investment Company Act of 1940, as amended, as a result of the injunction contained in the Consent Order, RREEF would not be eligible to continue to provide investment advisory services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). RREEF has informed the Fund that DB and its affiliates, including RREEF, are seeking temporary and permanent orders from the SEC in order to continue providing investment advisory services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past.

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This Supplement dated July 8, 2020, and the Prospectuses for Class A, Class C, Class I, Class L and Class M shares dated February 1, 2020, and the SAI dated February 1, 2020, provide relevant information for all shareholders and should be retained for future reference. Each Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling toll-free 1-844-819-8287, or by visiting the Fund’s website at http://www.bluerockfunds.com.